Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of April 7, 2022 by and among Lyra Therapeutics, Inc., a Delaware corporation (the “Company”), the Share Investors identified on Exhibit A attached hereto (each a “Share Investor” and collectively the “Share Investors”) and the Warrant Investors identified on Exhibit B attached hereto (each a “Warrant Investor” and collectively the “Warrant Investors”, and together with the Share Investors, each an “Investor” and collectively the “Investors”).

RECITALS

A. The Company and each Investor is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act;

B. The Share Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Share Investors, upon the terms and subject to the conditions stated in this Agreement, shares (the “Shares”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”);

C. The Warrant Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Warrant Investors, upon the terms and subject to the conditions stated in this Agreement, pre-funded warrants to purchase Common Stock in the form attached hereto as Exhibit C (the “Warrants” and, together with the Shares, the “Securities”); and

D. Contemporaneously with the sale of the Securities, (A) the parties hereto (other than North Bridge (as defined below) and Perceptive (as defined below)) will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit D (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights in respect of the Shares and the Warrant Shares (as defined below) to be acquired by such parties pursuant hereto (the “RRA Covered Shares”) under the 1933 Act, and the rules and regulations promulgated thereunder, and applicable state securities laws, and (B) the Company, North Bridge and Perceptive shall enter into (i) that certain Ninth Amended and Restated Investor Rights Agreement, dated as of the date hereof (as the same may be further amended and/or restated from time to time, the “Investor Rights Agreement”), pursuant to which, among other things, the Shares to be acquired by each of North Bridge and Perceptive pursuant hereto (the “IRA Covered Shares”) shall be deemed to be “Registrable Shares” under the Investor Rights Agreement and (ii) a registration rights waiver (the “Investor Rights Agreement Waiver”), pursuant to which each of North Bridge and Perceptive shall waive certain registration rights under the Investor Rights Agreement relating to any registration statement filed by the Company pursuant to the Registration Rights Agreement covering the RRA Covered Shares.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with, such Person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“Company’s Knowledge” means the actual knowledge of any executive officer (as defined in Rule 405 under the 1933 Act) of the Company after due inquiry of all employees in the direct reporting line of such officer.

“Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“EDGAR System” has the meaning set forth in Section 4.6.

“Environmental Laws” has the meaning set forth in Section 4.16.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FDA” has the meaning set forth in Section 4.28.

“GAAP” has the meaning set forth in Section 4.18.

“Intellectual Property” means all patents, patent applications, registered and unregistered trademarks, trademark applications, registered and unregistered service marks, service mark applications, trade names, copyrights, trade secrets, licenses, domain names, information and proprietary rights and processes, and all other intellectual property rights in any jurisdiction.

“Investor Questionnaire” has the meaning set forth in Section 3.1.

“Investor Rights Agreement” means that certain Eighth Amended and Restated Investor Rights Agreement, dated as of January 10, 2020, by and among the Company and the investors party thereto, as amended by that certain Amendment No. 1 to Eighth Amended and Restated Investor Rights Agreement, dated as of December 5, 2020 (as amended, and as further amended and/or restated from time to time).

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“Material Adverse Effect” means a circumstance that could reasonably be expected to be, individually or in the aggregate, a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), earnings, business, prospects or properties of the Company and its Subsidiary taken as a whole, (ii) the legality or enforceability of any of the Transaction Documents or (iii) the ability of the Company to perform its obligations under the Transaction Documents; provided, however, that in no event shall any of the following occurring after the date hereof, alone or in combination, be deemed to constitute, or be taken into account in determining whether a Material Adverse Effect has occurred: (1) any adverse effect resulting directly or indirectly from general business or economic conditions, except to the extent such general business or economic conditions have a materially disproportionate effect on the Company as compared to companies in the Company’s industry, (2) any change in the Company’s stock price or trading volume, or (3) any effect caused by the announcement or pendency of the transactions contemplated by the Transaction Documents, or the identity of any Investor or any of its Affiliates as the purchaser in connection with the transactions contemplated by this Agreement or the Registration Rights Agreement.

“Material Contract” means any contract, instrument or other agreement to which the Company is a party or by which it is bound which is material to the business of the Company and has been or was required to have been filed as an exhibit to the SEC Filings pursuant to Item 601(b)(10) of Regulation S-K.

“Nasdaq” means The Nasdaq Global Market.

“North Bridge” means, collectively, North Bridge Venture Partners V-A, L.P., North Bridge Venture Partners V-B, L.P. and North Bridge Venture Partners IV, L.P.

“Perceptive” means, collectively, Perceptive Life Sciences Master Fund, Ltd. and Perceptive LS (A), LLC.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agent” means MTS Securities, LLC.

“Press Release” has the meaning set forth in Section 9.7.

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Required Investors” means the holders of a majority of the RRA Covered Shares and IRA Covered Shares, voting together as a single class, for so long as such shares remain “Registrable Securities” under the Registration Rights Agreement or “Registrable Shares” under the Investor Rights Agreement, respectively.

“SEC Filings” has the meaning set forth in Section 4.

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“Securities” has the meaning set forth in the recitals.

“Selling Stockholder Questionnaire” has the meaning set forth in Section 3.1.

“Share Subscription Amount” means, as to a Share Investor, the aggregate amount to be paid for the Shares purchased hereunder as specified opposite such Investor’s name on Exhibit A attached hereto, under the column entitled “Aggregate Purchase Price of Shares,” in U.S. Dollars and in immediately available funds.

“Shares” has the meaning set forth in the Recitals.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the 1934 Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subsidiaries” has the meaning set forth in Section 4.1.

“Trading Day” means a day on which Nasdaq is open for trading.

“Transaction Documents” means this Agreement and the Registration Rights Agreement.

“Transfer Agent” has the meaning set forth in Section 7.5.

“Warrant Subscription Amount” means, as to an Investor, the aggregate amount to be paid for the Warrants purchased hereunder as specified opposite such Investor’s name on Exhibit B attached hereto, under the column entitled “Aggregate Purchase Price of Warrants,” in U.S. Dollars and in immediately available funds.

“Warrants” has the meaning set forth in the recitals.

“Warrant Shares” means shares of Common Stock issuable upon exercise of the Warrants.

“1933 Act” has the meaning set forth in the Recitals.

“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

2. Purchase and Sale of the Securities. On the Closing Date, upon the terms and subject to the conditions set forth herein, (i) the Company will issue and sell to the Share Investors, and the Share Investors will purchase, severally and not jointly, the number of shares of Common Stock set forth opposite the name of such Investor under the heading “Number of Shares to be Purchased” on Exhibit A attached hereto (the “Schedule of Share Investors”) in exchange for consideration equal to $4.22 per Share and (ii) the Company will issue and sell to the Warrant Investors, and the Warrant Investors will purchase, severally and not jointly, Warrants to purchase such number of shares of Common Stock as set forth opposite the name of such Warrant Investor under the heading “Number of Shares Underlying Warrants to be Purchased” on Exhibit B attached hereto (the “Schedule of Warrant Investors”), each with an exercise price of $0.001 per Warrant Share, for consideration equating to $4.219 per Warrant to purchase one Warrant Share.

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3. Closing.

3.1. Upon the satisfaction or waiver of the conditions set forth in Section 6, the closing of the purchase and sale of the Securities pursuant to this Agreement (the “Closing”) shall be held no later than 10:00 AM (Eastern Time) on April 12, 2022 at the offices of Latham & Watkins LLP, 200 Clarendon Street, Boston, Massachusetts 02116, or on such other date and place as may be agreed to by the Company and the Investors (the “Closing Date”). At or prior to the Closing, each Investor shall execute any related agreements or other documents required to be executed hereunder, dated on or before the Closing Date, including but not limited to the Investor Questionnaire and (solely for the holders of RRA Covered Shares) the Selling Stockholder Notice and Questionnaire, in the forms attached hereto as Appendix I and Appendix II (the “Investor Questionnaire” and the “Selling Stockholder Questionnaire,” respectively) (or similar forms reasonably satisfactory to the Company and sufficient in substance for the Company to obtain the information necessary to effect the transactions contemplated by the Transaction Documents).

3.2. On the Closing Date, (i) each Share Investor shall deliver or cause to be delivered to the Company the Share Subscription Amount and (ii) each Warrant Investor shall deliver or cause to be delivered to the Company the Warrant Subscription Amount, in each case, via wire transfer of immediately available funds pursuant to the wire instructions delivered to such Investor by the Company reasonably in advance of the Closing Date.

3.3. At or before the Closing, the Company shall deliver or cause to be delivered to each Investor:

(a) if such Investor is a Share Investor, a number of Shares, registered in the name of the Investor (or its nominee in accordance with its delivery instructions), in the amount set forth opposite the name of such Investor under the heading “Number of Shares to be Purchased” in the Schedule of Share Investors, with such Shares to be issued in book entry form or, upon request of an Investor, certificated form;

(b) if such Investor is a Warrant Investor, a Warrant, registered in the name of the Investor, to purchase a number of Warrant Shares in the amount set forth opposite the name of such Investor under the heading “Number of Shares Underlying Warrants to be Purchased” in the Schedule of Warrant Investors, with such Warrants to be issued in definitive form;

(c) a legal opinion of Latham & Watkins LLP, in a form reasonably acceptable to the Investors, dated as of the Closing Date, executed by such counsel and delivered to the Investors;

(d) for each Investor purchasing RRA Covered Shares hereunder, the Registration Rights Agreement, in the form of Exhibit D, executed by a duly authorized officer of the Company; and

(e) for each Investor purchasing IRA Covered Shares hereunder, the Investor Rights Agreement and the Investor Rights Agreement Waiver, in each case, executed by a duly authorized officer of the Company.

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4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as otherwise described in the Company’s filings pursuant to the 1934 Act (collectively, the “SEC Filings”), which qualify these representations and warranties in their entirety, as of the date hereof:

4.1. Organization, Good Standing and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own or lease and use its properties and assets, to execute and deliver the Transaction Documents, to carry out the provisions of the Transaction Documents, to issue and sell the Securities and to carry on its business as presently conducted as described in the SEC Filings. Each of the Company’s subsidiaries required to be disclosed pursuant to Item 601(b)(21) of Regulation S-K in an exhibit to its Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2021 (each, a “Subsidiary”) is an entity duly incorporated or otherwise organized, validly existing and in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of the jurisdiction of its incorporation or organization, as applicable, and has all requisite power and authority to carry on its business to own and use its properties. Neither the Company nor its Subsidiary is in violation or default in any material respect of any of the provisions of its respective articles of association, charter, certificate of incorporation, bylaws, limited partnership agreement or other organizational or constitutive documents. Each of the Company and its Subsidiary is duly qualified to do business as a foreign entity and is in good standing (to the extent such concept exists in the relevant jurisdiction) in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification necessary, except to the extent any failure to so qualify has not had and would not have a Material Adverse Effect.

4.2. Authorization. The Company has the requisite corporate power and authority and has taken all requisite corporate action necessary for, and no further action on the part of the Company, its officers, directors and stockholders is necessary for, (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance and delivery of the Shares, the Warrants and the Warrant Shares. Each of the Transaction Documents has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Investors, constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (b) general principles of equity that restrict the availability of equitable remedies and (c) to the extent that the enforceability of indemnification provisions may be limited by applicable laws.

4.3. Capitalization. As of December 31, 2021, the capitalization of the Company was in all material respects as set forth in the Company’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2021. Since December 31, 2021, the Company has not issued any capital stock, other than pursuant to the exercise of warrants outstanding as of such date or the exercise of employee stock options or settlement of restricted stock units under the Company’s equity incentive plans. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, nonassessable and none of such shares were issued in violation of any pre-emptive rights and such shares were issued

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in compliance with applicable state and federal securities law and any rights of third parties. No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to the issuance by the Company of any securities of the Company, including without limitation, the Shares. There are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, except as contemplated by this Agreement. Except for the Registration Rights Agreement and the Investor Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the security holders of the Company relating to the securities of the Company held by them. Except as provided in the Registration Rights Agreement or the Investor Rights Agreement, no Person has the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person. Other than the anti-dilutive option required to be granted to Harlan Waksal, M.D. pursuant to that certain Employment Agreement, dated as of February 16, 2022, by and between the Company and Dr. Waksal (as described in the Company’s Current Report on Form 8-K filed with the SEC on February 18, 2022), neither issuance and sale of the Securities hereunder nor the issuance of the Warrant Shares upon exercise of the Warrants will obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) or will result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

4.4. Valid Issuance. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. The Warrants have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued. The Warrant Shares have been duly and validly authorized and reserved for issuance and, upon exercise of the Warrants in accordance with their terms, including the payment of any exercise price therefor, will be validly issued, fully paid and nonassessable and will be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

4.5. Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and the rules and regulations of Nasdaq and post-sale filings pursuant to applicable state and federal securities laws, which the Company undertakes to file within the applicable time periods, and other than the registration statement required to be filed by the Registration Rights Agreement. The Company has taken all action necessary to exempt (i) the issuance and sale of the Shares and (ii) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and

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properties is subject that is or could reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Shares and the ownership, disposition or voting of the Shares by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

4.6. Delivery of SEC Filings. True and complete copies of the SEC Filings have been made available by the Company to the Investors through the Electronic Data Gathering, Analysis, and Retrieval system (the “EDGAR System”) (other than any information for which the Company has received confidential treatment from the SEC).

4.7. No Material Adverse Change. Since December 31, 2021, except as specifically set forth in a subsequent SEC Filing, there has not been:

(i) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, except for changes in the ordinary course of business which have not had and would not have a Material Adverse Effect;

(ii) any declaration or payment by the Company of any dividend, or any authorization or payment by the Company of any distribution, on any of the capital stock of the Company, or any redemption or repurchase by the Company of any securities of the Company;

(iii) any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company;

(iv) any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

(v) any satisfaction or discharge of a material lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business;

(vi) any change or amendment to the Company’s Certificate of Incorporation or Bylaws, or termination of or material amendment to any contract of the Company that the Company is or was required to file with the SEC pursuant to Item 601(b)(10) of Regulation S-K;

(vii) any material labor difficulties or, to the Company’s Knowledge, labor union organizing activities with respect to employees of the Company;

(viii) any material transaction entered into by the Company other than in the ordinary course of business;

(ix) the loss of the services of any executive officer (as defined in Rule 405 under the 1933 Act) of the Company; or

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(x) any other event or condition that has had or would have a Material Adverse Effect.

4.8. SEC Filings. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under 1933 Act and the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof, for the one year preceding the date hereof. At the time of filing thereof, such SEC Filings complied as to form in all material respects with the requirements of the 1933 Act or 1934 Act, as applicable, and, as of their respective dates, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

4.9. No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities in accordance with the provisions thereof and the issuance of the Warrant Shares upon exercise of the Warrants will not (i) conflict with or result in a breach or violation of (a) any of the terms and provisions of, or constitute a default under, the Company’s Certificate of Incorporation or Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investors through the EDGAR System), or (b) any applicable statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or its Subsidiary, or any of their assets or properties, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, encumbrance or other adverse claim upon any of the properties or assets of the Company or its Subsidiary or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract except, in the case of clauses (i)(b) and (ii) only, for such conflicts, breaches, violations and defaults as have not and would not have a Material Adverse Effect. This Section 4.9 does not relate to matters with respect to tax status, which are the subject of Section 4.11, intellectual property, which are the subject of Section 4.15, and environmental laws, which are the subject of Section 4.16.

4.10. Compliance. The Company is not (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or result in a Material Adverse Effect.

4.11. Tax Matters. The Company and its Subsidiary have timely filed all tax returns required to have been filed by the Company or its Subsidiary with all appropriate governmental agencies and have paid all taxes shown thereon or otherwise owed by them (whether or not shown on any tax returns). The Company and its Subsidiary have collected or withheld all material taxes required to be collected or withheld by applicable laws from employee, shareholders

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or other third parties and have timely paid and have timely paid over such withheld amount to the appropriate government agency. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 4.18 below in respect of all federal, state and local and non-United States income and franchise taxes for all periods as to which the tax liability of the Company or its Subsidiary has not been finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect. There are no material tax liens on any assets or property of the Company or its Subsidiary, and there are no material tax claims pending or, to the Company’s Knowledge, threatened against the Company or its Subsidiary or any of their respective material assets or property.

4.12. Title to Properties. The Company and its Subsidiary have good and marketable title to all real properties and all other tangible properties and assets owned by them, in each case free from liens, encumbrances and defects, except such as would not have a Material Adverse Effect; and the Company and its Subsidiary hold any leased real or personal property under valid, subsisting and enforceable leases with which the Company are in compliance and with no exceptions, except such as would not have a Material Adverse Effect.

4.13. Certificates, Authorities and Permits. The Company and its Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except where failure to so possess would not result in a Material Adverse Effect. Neither the Company nor its Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or its Subsidiary, would have a Material Adverse Effect.

4.14. Labor Matters.

(a) Neither the Company nor its Subsidiary is party to or bound by any collective bargaining agreement or other contract with any labor union or other labor organization, and no employees of the Company or its Subsidiary are represented by any labor union or other labor organization with respect to their employment.

(b) There are, and for the past three (3) years there have been, no actual or, to the Company’s Knowledge, threatened union organizing activities, unfair labor practice charges, material labor grievances, material labor arbitrations, strikes, lockouts, work stoppages, slowdowns, picketing, hand billing or other material labor disputes against or affecting the Company or its Subsidiary.

(c) The Company and its Subsidiary are, and for the last three (3) years have been, in compliance in all material respects with all applicable laws respecting labor, employment and employment practices.

(d) The Company and its Subsidiary have promptly, thoroughly and impartially investigated all sexual harassment, or other discrimination, retaliation or policy violation allegations of which any of them is aware. With respect to each such allegation with potential merit, the Company or its Subsidiary has taken prompt corrective action that is reasonably calculated to prevent further improper action.

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4.15. Intellectual Property. The Company and its Subsidiary own, possess, license or have other rights to use the Intellectual Property necessary or material for use in connection with its businesses as currently conducted or currently proposed to be conducted, in each case, as described in the SEC Filings (collectively, the “Intellectual Property Rights”). There is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by any Person that the Company’s business or the business of its Subsidiary as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of another or that challenges the validity or scope of any of the Intellectual Property Rights, including interferences, oppositions, reexaminations or government proceedings. To the Company’s Knowledge, there is no material infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiary have taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights. Each employee and consultant that has developed, conceived or reduced to practice any material Intellectual Property Rights has assigned to the Company or one of its Subsidiaries all such Intellectual Property Rights. All licenses or other material agreements under which the Company is granted rights to Intellectual Property are in full force and effect and, to the Company’s Knowledge, there is no material default by any other party thereto. The Company has no reason to believe that the licensors under such licenses and other agreements do not have and did not have all requisite power and authority to grant the rights to the Intellectual Property purported to be granted thereby. None of the Intellectual Property Rights have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part. There are no liens, security interests or other encumbrances on the Intellectual Property Rights. To the Company’s Knowledge, each founder and key employee of the Company and each Company employee involved with the development of Intellectual Property Rights has entered into an invention assignment agreement with the Company. The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company’s or its Subsidiary’s ownership or right to use any Intellectual Property that is material to the conduct of the Company’s business as currently conducted or currently proposed to be conducted.

4.16. Environmental Matters. Except as would not have a Material Adverse Effect, neither the Company nor its Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), has released any hazardous substances regulated by Environmental Law on to any real property that it owns or operates, or has received any written notice or claim it is liable for any off-site disposal or contamination pursuant to any Environmental Laws; and to the Company’s Knowledge, there is no pending or threatened investigation that would reasonably be expected to lead to such a claim.

4.17. Legal Proceedings. There are no legal, governmental or regulatory investigations, actions, suits, charges, claims, complaints, audits, inquiries or proceedings pending or, to the Company’s Knowledge, threatened to which the Company or its Subsidiary is or may reasonably be expected to become a party or to which any property of the Company is or may reasonably be expected to become the subject that, individually or in the aggregate, if determined adversely to the Company or its Subsidiary, would have a Material Adverse Effect. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or its Subsidiary under the 1933 Act or the 1934 Act.

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4.18. Financial Statements. The financial statements included in each SEC Filing comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and present fairly, in all material respects, the financial position of the Company as of the dates shown and its results of operations and cash flows for the periods shown, subject in the case of unaudited financial statements to normal, immaterial year-end audit adjustments, and such financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) (except as may be disclosed therein or in the notes thereto, and except that the unaudited financial statements may not contain all footnotes required by GAAP, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or would have a Material Adverse Effect.

4.19. Compliance with Nasdaq Continued Listing Requirements. The Company is in compliance with applicable Nasdaq continued listing requirements. There are no proceedings pending or, to the Company’s Knowledge, threatened against the Company relating to the continued listing of the Common Stock on Nasdaq and the Company has not received any notice of, nor to the Company’s Knowledge is there any reasonable basis for, the delisting of the Common Stock from Nasdaq.

4.20. Brokers and Finders. Other than the Placement Agent, no Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or, to the Company’s Knowledge, an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

4.21. No Directed Selling Efforts or General Solicitation. Neither the Company nor its Subsidiary nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

4.22. No Integrated Offering. Neither the Company nor its Subsidiary nor any Person acting on its behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

4.23. Private Placement. The offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

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4.24. Questionable Payments. Neither the Company nor its Subsidiary nor, to the Company’s Knowledge, any of the current or former directors, officers, employees, agents or other Persons acting on behalf of the Company or its Subsidiary, has on behalf of the Company or its Subsidiary: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets which is in violation of law; (d) made any false or fictitious entries on the books and records of the Company; (e) made any unlawful rebate, payoff, influence payment, kickback, bribe or other unlawful payment of any nature; or (f) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended.

4.25. Office of Foreign Assets Control. Neither the Company nor its Subsidiary nor, to the Company’s Knowledge, any of the current or former directors, officers, employees, agents or other Persons acting on behalf of the Company or its Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

4.26. Transactions with Affiliates. Except as disclosed in the SEC Filings, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or its Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

4.27. Internal Controls. The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and its Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established and maintains disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiary, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the 1934 Act, as the case may be, is being prepared. The Company has established internal control over financial reporting (as defined in 1934 Act Rules 13a-15(f) and 15d-15(f)) to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures and the Company’s internal

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control over financial reporting (collectively, “internal controls”) as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of such internal controls based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls or, to the Company’s Knowledge, in other factors that could significantly affect the Company’s internal controls. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act.

4.28. Investment Company. The Company is not required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.29. Preclinical Studies and Clinical Trials. The preclinical studies and clinical trials conducted by, on behalf of, or sponsored by the Company or its Subsidiary that are described in, or the results of which are referred to in, the SEC Filings were and, if still pending, are being, conducted in all material respects in accordance with the protocols submitted to the U.S. Food and Drug Administration (the “FDA”) or any foreign governmental body exercising comparable authority (together with the FDA, the “Regulatory Authorities”), any conditions of approval and policies imposed by any institutional review board, ethics review board or committee responsible for the oversight of such preclinical studies and clinical trials, standard medical and scientific research standards and procedures for products or product candidates comparable to those being developed by the Company and all applicable statutes and all applicable rules and regulations enforced by the FDA or other Regulatory Authorities and applicable Good Clinical Practice and Good Laboratory Practice requirements; the descriptions of the preclinical studies and clinical trials conducted by or, to the Company’s Knowledge, on behalf of the Company or its Subsidiary, contained in the SEC Filings are accurate and not misleading in all material respects; the Company has no Knowledge of any other preclinical studies and clinical trials, the results of which are inconsistent with or would call into question the results described in the SEC Filings; and neither the Company nor its Subsidiary have received any written notices or correspondence from any Regulatory Authorities or any Institutional Review Board requiring or threatening the termination, suspension, material modification or clinical hold of any preclinical studies or clinical trials conducted by or on behalf of the Company and, to the Company’s Knowledge, there are no reasonable grounds for the same.

4.30. Manipulation of Price. The Company has not, and, to the Company’s Knowledge, no Person acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

4.31. Bad Actor Disqualification. None of the Company, any predecessor or affiliated issuer of the Company nor, to the Company’s Knowledge, any director or executive officer of the Company or any promoter connected with the Company in any capacity, is subject to any of the “bad actor” disqualifications within the meaning of Rule 506(d) under the 1933 Act, except for a disqualification event covered by Rule 506(d)(2) or (d)(3).

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4.32. Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).

4.33. Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Investors with any information that it believes constitutes material, non-public information that will not otherwise be disclosed in the SEC Filings on or prior to the Closing Date. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company.

4.34. Insurance Coverage. The Company maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

4.35. Anti-Bribery and Anti-Money Laundering Laws. Each of the Company, its Subsidiary and any of their respective officers, directors, supervisors, managers, agents, or employees are and have at all times been in compliance with and its participation in the offering will not violate: (A) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope or (B) anti-money laundering laws, including, but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code sections 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.

4.36. No Additional Agreements. The Company has no other agreements or understandings (including, without limitation, side letters) with any Investor to purchase Securities on terms more favorable to such Investor than as set forth herein.

5. Representations and Warranties of the Investors. Each of the Investors hereby, severally and not jointly, represents and warrants to the Company that:

5.1. Organization and Existence. Such Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out its obligations hereunder and thereunder, and to invest in the Shares or the Warrants, as applicable, pursuant to this Agreement.

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5.2. Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and each has been duly executed and when delivered will constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

5.3. Purchase Entirely for Own Account. The Shares, the Warrants and/or the Warrant Shares, as applicable, to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Shares, Warrants or Warrant Shares, as applicable, in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by Investor to hold the Shares, the Warrants and/or the Warrant Shares, as applicable, for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

5.4. Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Shares, the Warrants and/or the Warrant Shares, as applicable, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.5. Disclosure of Information. Such Investor or its advisor has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities, and has conducted and completed its own independent due diligence. Such Investor acknowledges receipt of copies of the SEC Filings that are available on the Edgar System. Based on the information such Investor or its advisor has deemed appropriate, and without reliance on the Placement Agent, it or its advisor has independently made its own analysis and decision to enter into the Transaction Documents. Such Investor or its advisor is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of the Transaction Documents, the Shares, the Warrants and/or the Warrant Shares, as applicable, and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Neither such inquiries nor any other due diligence investigation conducted by such Investor or its advisor shall modify, limit or otherwise affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

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5.6. Restricted Securities. Such Investor understands that the Shares, the Warrants and/or the Warrant Shares, as applicable, are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

5.7. Legends. It is understood that, except as provided below, certificates evidencing the Shares, the Warrants and the Warrant Shares may bear the following or any similar legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

If required by the authorities of any state in connection with the issuance of sale of the Shares, the Warrants and/or the Warrant Shares, the legend required by such state authority.

5.8. Accredited Investor. At the time such Investor was offered the Shares or the Warrants, as applicable, it was and, as of the date hereof, such Investor is an “accredited investor” within the meaning of Rule 501 under the 1933 Act and has executed and delivered to the Company its Investor Questionnaire, which such Investor represents and warrants is true, correct and complete. Such investor is a sophisticated institutional investor with sufficient knowledge, sophistication and experience in business, including transactions involving private placements in public equity, to properly evaluate the risks and merits of its purchase of the Shares or the Warrants, as applicable. Such Investor has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares or the Warrants, as applicable, and participation in the transactions contemplated by the Transaction Documents (i) are fully consistent with its financial needs, objectives and condition, and (ii) are a fit, proper and suitable investment for such Investor, notwithstanding the substantial risks inherent in investing in or holding the Shares or the Warrants, applicable.

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5.9. Placement Agent. Such Investor hereby acknowledges and agrees that it has independently evaluated the merits of its decision to purchase the Shares or the Warrants, as applicable, and that (a) the Placement Agent is acting solely as placement agent in connection with the execution, delivery and performance of the Transaction Documents and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for such Investor, the Company or any other person or entity in connection with the execution, delivery and performance of the Transaction Documents, (b) the Placement Agent has not made and will not make any representation or warranty, whether express or implied, of any kind or character nor has the Placement Agent provided any advice or recommendation in connection with the execution, delivery and performance of the Transaction Documents, (c) the Placement Agent will not have any responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the execution, delivery and performance of the Transaction Documents, or the execution, legality, validity or enforceability (with respect to any person) thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company and (d) Investor hereby waives any claims that it otherwise might assert against the Placement Agent in respect of the transactions contemplated by the Transaction Documents.

5.10. No General Solicitation. Such Investor did not learn of the investment in the Shares or the Warrants, as applicable, as a result of any general solicitation or general advertising.

5.11. Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

5.12. Short Sales and Confidentiality Prior to the Date Hereof. Other than consummating the transactions contemplated hereunder, such Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Investor was first contacted by the Company, the Placement Agent or any other Person regarding the transactions contemplated hereby and ending immediately prior to the date hereof. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. The Investor, its Affiliates and authorized representatives and advisors who are aware of the transactions contemplated hereby, maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

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5.13. No Government Recommendation or Approval. Such Investor understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Securities.

5.14. No Intent to Effect a Change of Control; Ownership. Such Investor has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the 1934 Act and under the rules of Nasdaq. As to each Investor purchasing RRA Covered Shares, except as set forth in its Selling Stockholder Questionnaire, as of the date hereof, neither such Investor nor any of its Affiliates is the owner of record or the beneficial owner of shares of Common Stock or securities convertible into or exchangeable for Common Stock.

5.15. No Conflicts. The execution, delivery and performance by such Investor of the Transaction Documents and the consummation by such Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations hereunder.

5.16. No Rule 506 Disqualifying Activities. If such Investor is a Company Covered Person, such Investor has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the 1933 Act.

5.17. Residency. Such Investor is a resident of or an entity organized under the jurisdiction specified below its address on the Schedule of Investors.

The Company acknowledges and agrees that the representations contained in this Section 5 shall not modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

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6. Conditions to Closing; Termination.

6.1. Conditions to the Investors’ Obligations. The obligation of each Investor to purchase Securities at the Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

(a) The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects as of the date hereof and on the Closing Date (other than any representations and warranties that are already qualified by materiality or Material Adverse Effect), except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b) The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, including the waiver of any applicable registration rights that could affect the rights of the Investors under the Registration Rights Agreement, all of which shall be in full force and effect.

(c) The Company shall have executed and delivered the Registration Rights Agreement.

(d) Each of the Company, North Bridge and Perceptive shall have executed the Investor Rights Agreement and the Investor Rights Agreement Waiver.

(e) The Company shall have filed with Nasdaq a Listing of Additional Shares notification form for the listing of the Shares and the Warrant Shares, a copy of which shall have been made available to the Investors upon request, and is not aware of any circumstance that would cause the Shares to be not approved for listing.

(f) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(g) The Investors shall have received a legal opinion of Latham & Watkins LLP, in a form reasonably acceptable to the Investors, dated as of the Closing Date, executed by such counsel and delivered to the Investors;

(h) There shall have been no Material Adverse Effect with respect to the Company since the date hereof.

(i) No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

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6.2. Conditions to Obligations of the Company. The Company’s obligation to sell and issue Securities at the Closing as to any Investor is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) The representations and warranties made by such Investor in Section 5 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. Such Investor shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b) Such Investor shall have executed and delivered the Registration Rights Agreement (other than North Bridge and Perceptive), an Investor Questionnaire and a Selling Stockholder Questionnaire (other than North Bridge and Perceptive).

(c) Each of North Bridge and Perceptive shall have executed the Investor Rights Agreement and the Investor Rights Agreement Waiver.

(d) Such Share Investor shall have paid in full its Shares Subscription Amount to the Company.

(e) Such Warrant Investor shall have paid in full its Warrant Subscription Amount to the Company.

6.3. Termination of Obligations to Effect Closing; Effects.

(a) The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

(i) Upon the mutual written consent of the Company and Investors that agreed to purchase a majority of the Securities to be issued and sold pursuant to this Agreement (which majority must include Perceptive);

(ii) By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company; or

(iii) By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by the Investor;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

(b) In the event of termination by the Company or any Investor of its obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall be given to the other Investors by the Company and the other Investors shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Investors. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

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7. Covenants and Agreements of the Company.

7.1. Information. From the date hereof until the Closing, the Company will make reasonably available to the Investors’ representatives, consultants and their respective counsels for inspection, such information and documents as the Investor reasonably requests, and will make available at reasonable times and to a reasonable extent officers and employees of the Company to discuss the business and affairs of the Company; provided, however, that in no event shall the Company be required to disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors.

7.2. Nasdaq Listing. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on Nasdaq and, in accordance therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

7.3. Termination of Covenants. The provisions of Sections 7.1 and 7.2 shall terminate and be of no further force and effect (x) as to any Investor holding RRA Covered Shares, on the date on which the Company’s obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate and (y) as to any Investor holding IRA Covered Shares, on the date when such IRA Covered Shares no longer constitute “Registrable Shares” under the Investor Rights Agreement.

7.4. Form D. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of an Investor.

7.5. Removal of Legends. In connection with any sale, assignment, transfer or other disposition of the Shares or the Warrant Shares, as applicable, by an Investor pursuant to Rule 144, pursuant to any other exemption under the 1933 Act or pursuant to sale under an effective registration statement such that the purchaser acquires freely tradable shares and upon compliance by the Investor with the requirements of this Section 7.5, if requested by the Investor, the Company shall cause the transfer agent for the Common Stock (the “Transfer Agent”) to timely remove any restrictive legends related to the book entry account holding such Shares or Warrant Shares, as applicable, and make a new, unlegended entry for such book entry Shares or Warrant Shares, as applicable, sold or disposed of without restrictive legends within two (2) Trading Days of any such request therefor from the Investor, provided that the Company has received customary representations and other documentation reasonably acceptable to the Company in connection therewith. Subject to receipt by the Company of customary representations and other documentation reasonably acceptable to the Company in connection therewith, upon the earlier of such time as the Shares or Warrant Shares, as applicable, (i) have been sold or transferred pursuant to an effective registration statement, (ii) have been sold pursuant to Rule 144, or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision (without the requirement for the Company to comply with the current public information obligations of Rule 144(c)), the Company shall within two (2) Trading Days of any request therefor from an Investor accompanied by such customary and reasonably acceptable documentation referred to above (A) deliver to the Transfer Agent irrevocable instructions that

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the Transfer Agent shall make a new, unlegended entry for such book entry Shares or Warrant Shares, as applicable, and (B) use reasonably best efforts to cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act. From and after the earlier of such dates, upon an Investor’s written request, the Company shall promptly cause certificates or book entries evidencing the Investor’s Shares or Warrant Shares, as applicable, to be replaced with certificates or book entries, as the case may be, which do not bear such restrictive legends, provided the provisions of either clauses (i), (ii) or (iii) above, as applicable, are satisfied with respect to such Shares or Warrant Shares, as applicable. The Company shall be responsible for the fees of its Transfer Agent associated with such issuance.

7.6. Pledge of Securities. The Company acknowledges and agrees that its Shares or Warrant Shares, as applicable, may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Shares or the Warrant Shares, as applicable. The pledge of Shares or Warrant Shares, as applicable, shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and no Investor effecting a pledge of Shares or Warrant Shares, as applicable, shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that an Investor and its pledgee shall be required to comply with the provisions of the Transaction Documents, including Section 7.5 hereof, in order to effect a sale, transfer or assignment of Shares or Warrant Shares, as applicable, to such pledgee.

7.7. Short Sales and Confidentiality After the Date Hereof. Each Investor covenants that neither it nor any Affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period from the date hereof until the earlier of such time as (i) after the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated in full. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares. Each Investor covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Investor will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Investor understands and acknowledges that the SEC currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to effectiveness of a resale registration statement with securities included in such registration statement would be a violation of Section 5 of the 1933 Act, as set forth in Item 239.10 of the 1933 Act Rules Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance.

7.8. Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

23

7.9. Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Investor) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Placement Agent.

8. Survival and Indemnification.

8.1. Survival. The representations, warranties, covenants, and agreements contained in this Agreement shall survive the Closing for a period of three hundred sixty five (365) days after the date hereof and thereafter shall have no further force and effect; provided that the terms of Section 7.5 shall survive beyond such period until such time as no Investor holds any Registrable Securities (as defined in the Registration Rights Agreement).

8.2. Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Investors, the officers, directors, partners, members, managers, trustees, employees and agents and other representatives, successors and assigns of each Investor, each Person who controls any such Investor (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, partners, members, managers, trustees and employees of each such controlling Person (each, an “Indemnified Party”), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the 1933 Act, the 1934 Act, or any other federal or state statutory law or regulation (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, provided that such consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on the inaccuracy in the representations and warranties of the Company contained in this Agreement or the failure of the Company to perform its obligations hereunder, and will reimburse each Indemnified Party for legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) the failure of such Indemnified Party (or its related parties) to comply with the covenants and agreements contained herein, or (ii) the inaccuracy of any representations made by such Indemnified Party (or its related parties) herein.

8.3. Indemnification Procedure. Promptly after any Indemnified Party has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third Person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the Company written notice of such claim or the commencement of such action, suit or proceeding, but failure to so notify the Company will not relieve the Company from any liability it may have to such Indemnified Party hereunder except to the extent that the Company is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Company shall have the right to defend and settle, at its own expense and by its own counsel

24

who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Company pursues the same diligently and in good faith. If the Company undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Company and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Company with any books, records and other information reasonably requested by the Company and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Company. After the Company has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Company diligently pursues such defense, the Company shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (a) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (b) if (i) the Company has failed to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (ii) if the defendants in any such action include both the Indemnified Party and the Company and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Company or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Company, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Company as incurred. Notwithstanding any other provision of this Agreement, the Company shall not settle any indemnified claim without the written consent of the Indemnified Party, unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not include any admission of wrongdoing or malfeasance by, the Indemnified Party.

9. Miscellaneous.

9.1. Successors and Assigns. This Agreement may not be assigned by an Investor party hereto without the prior written consent of the Company or by the Company without the prior written consent of all of the Investors, as applicable; provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate without the prior written consent of the Company, provided such assignee agrees in writing to be bound by the provisions hereof that apply to Investors. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Without limiting the generality of the foregoing, in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Shares”, “Warrants” and/or “Warrant Shares” shall be deemed to refer to the securities received by the Investors in exchange therefor in connection with such transaction. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

25

9.2. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.3. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4. Notices. All notices and other communications under this Agreement must be in writing and are deemed duly delivered when (a) delivered if delivered personally or by nationally recognized overnight courier service (costs prepaid), (b) sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the first Business Day following such transmission or (c) received or rejected by the addressee, if sent by United States of America certified or registered mail, return receipt requested; in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the individual (by name or title) designated below (or to such other address, facsimile number, e-mail address or individual as a party may designate by notice to the other parties):

If to the Company:

Lyra Therapeutics, Inc.

480 Arsenal Way

Watertown, MA 02472

Attention: Chief Executive Officer

E-mail: mpalasis@lyratx.com

With a copy (which will not constitute notice) to:

Latham & Watkins LLP

200 Clarendon Street

Boston, MA 02116

Facsimile: (617) 948-6001

Attention: Wesley C. Holmes

E-mail: wesley.holmes@lw.com

If to the Investors:

to the addresses set forth on the signature pages hereto.

9.5. Expenses. Other than as set forth in Section 7.9, the parties hereto shall pay their own costs and expenses in connection herewith, regardless of whether the transactions contemplated hereby are consummated; it being understood that each of the Company and each Investor has relied on the advice of its own respective counsel.

26

9.6. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and (a) prior to the Closing, Investors that agreed to purchase a majority of the Securities to be issued and sold pursuant to this Agreement (which majority must include Perceptive) and (b) following the Closing, the Required Investors and, for so long as Perceptive holds at least 50% of the Shares purchased by it at the Closing, Perceptive. Notwithstanding the foregoing, this Agreement may not be amended and the observance of any term of this Agreement may not be waived with respect to any Investor without the written consent of such Investor unless such amendment or waiver applies to all Investors in the same fashion. Any amendment or waiver effected in accordance with this paragraph shall be binding upon (i) prior to Closing, each Investor and (ii) following the Closing, each holder of any Shares, Warrants or Warrant Shares purchased under this Agreement at the time outstanding, and in each case, each future holder of all such Shares, Warrants or Warrant Shares and the Company. For the avoidance of doubt, any provision herein requiring the calculation of the number of Securities as of any date, or the computation of a percentage of Securities, shall be deemed to refer to the number of Shares and Warrant Shares constituting Securities as of such date, including Warrant Shares issued or issuable upon exercise of Warrants constituting Securities, without regard to any limitation on the exercise of the Warrants.

9.7. Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or any of the Investors without the prior written consent of the Company (in the case of a release or announcement by the Investors) or the Required Investors and Perceptive (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld or delayed), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market. Notwithstanding the foregoing, each Investor may identify the Company and the value of such Investor’s security holdings in the Company in accordance with applicable investment reporting and disclosure regulations or internal policies without prior notice to or consent from the Company (including, for the avoidance of doubt, filings pursuant to Sections 13 and 16 of the 1934 Act). By 9:00 A.M. (New York City time) on the Trading Day immediately following the date of this Agreement, the Company shall issue a press release disclosing all material terms of transactions contemplated by this Agreement (the “Press Release”). No later than 5:30 p.m. (New York City time) on the fourth Business Day following the date of this Agreement, the Company will file a Current Report on Form 8-K (the “8-K”) attaching the press release described in the foregoing sentence as well as copies of the Transaction Documents.

9.8. Third-Party Beneficiaries. Each of the Company and each Investor acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties contained in Sections 4 and 5, respectively.

9.9. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

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9.10. Entire Agreement. This Agreement, including the signature pages and Exhibits, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and representations, both oral and written, between the parties with respect to the subject matter hereof and thereof.

9.11. Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.12. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement (including all matters concerning the construction, validity, enforcement and interpretation hereof) shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof (other than Sections 5-1401 and 5-1402 of the General Obligations Law). Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

9.13. Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or

28

the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

9.14. Interpretation. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex, letter and schedule references not attributed to a particular document shall be references to such exhibits, annexes, letters and schedules to this Agreement. In addition, the word “or” is not exclusive; the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”; and the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision.

[remainder of page intentionally left blank]

29

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:	LYRA THERAPEUTICS, INC.

	By:	/s/ Maria Palasis
Name: Maria Palasis, Ph.D.
Title: Chief Executive Officer

INVESTOR:

Entity: Pura Vida Master Fund, Ltd.

Signature: /s/ Efrem Kamen
Name: Efrem Kamen
Title: Managing Member of Pura Vida Investments, LLC, in its capacity as investment manager to Investor

Investor Information

Entity Name:	Pura Vida Master Fund, Ltd.

Contact Person:	Cara Bradfield – invops@puravidafunds.com

Telephone:	646-757-2184

Email:	invops@puravidafunds.com;
doris@puravidafunds.com;
Adi@puravidafunds.com

Correspondence Address Only (see registered address below):	c/o Pura Vida Investments, LLC 512 West 22nd Street, 7th Floor New York, NY 10011 USA

Registered Address:	c/o Walkers Corporate Limited
190 Elgin Avenue, George Town
Grand Cayman KY1-9008
CAYMAN ISLANDS

Tax ID #:	***

Name in which Securities should be issued:	Pura Vida Master Fund, Ltd.

INVESTOR:

Entity: Highmark Limited, in respect of its Segregated Account Highmark Long/Short Equity 20

Signature: /s/ Efrem Kamen
Name: Efrem Kamen
Title: Managing Member of Pura Vida Investments, LLC, in its capacity as investment manager to Investor

Investor Information

Entity Name:	Highmark Limited, in respect of its Segregated Account Highmark Long/Short Equity 20

Contact Person:	Cara Bradfield – invops@puravidafunds.com

Telephone:	646-757-2184

Email:	invops@puravidafunds.com;
doris@puravidafunds.com;
Adi@puravidafunds.com

Correspondence Address Only (see registered address below):	c/o Pura Vida Investments, LLC 512 West 22nd Street, 7th Floor New York, NY 10011 USA

Registered Address:	Highmark Limited, Clarendon House
2 Church Street
Hamilton HM 11
BERMUDA

Tax ID #:	***

Name in which Securities should be issued:	Highmark Limited, in respect of its Segregated Account Highmark Long/Short Equity 20

INVESTOR:

Entity: Walleye Opportunities Master Fund Ltd

Signature: /s/ Efrem Kamen
Name: Efrem Kamen
Title: Managing Member of Pura Vida Investments, LLC, in its capacity as sub-adviser to Investor

Investor Information

Entity Name:	Walleye Opportunities Master Fund Ltd

Contact Person:	Cara Bradfield – invops@puravidafunds.com

Telephone:	646-757-2184

Email:	invops@puravidafunds.com;
doris@puravidafunds.com;
Adi@puravidafunds.com

Correspondence Address Only (see registered address below):	c/o Pura Vida Investments, LLC 512 West 22nd Street, 7th Floor New York, NY 10011 USA

Registered Address:	c/o Walkers Corporate Limited
190 Elgin Avenue, George Town
Grand Cayman KY1-9008
CAYMAN ISLANDS

Tax ID #:	***

Name in which Securities should be issued:	Walleye Opportunities Master Fund Ltd

INVESTOR:

Entity: Sea Hawk Multi-Strategy Master Fund Ltd

Signature: /s/ Efrem Kamen
Name: Efrem Kamen
Title: Managing Member of Pura Vida Investments, LLC, in its capacity as sub-adviser to Investor

Investor Information

Entity Name:	Sea Hawk Multi-Strategy Master Fund Ltd

Contact Person:	Cara Bradfield – invops@puravidafunds.com

Telephone:	646-757-2184

Email:	invops@puravidafunds.com;
doris@puravidafunds.com;
Adi@puravidafunds.com

Correspondence Address Only (see registered address below):	c/o Pura Vida Investments, LLC 512 West 22nd Street, 7th Floor New York, NY 10011 USA

Registered Address:	c/o Walkers Corporate Limited
190 Elgin Avenue, George Town
Grand Cayman KY1-9008
CAYMAN ISLANDS

Tax ID #:	***

Name in which Securities should be issued:	Sea Hawk Multi-Strategy Master Fund Ltd

INVESTOR:

Entity: Walleye Manager Opportunities LLC

Signature: /s/ Efrem Kamen
Name: Efrem Kamen
Title: Managing Member of Pura Vida Investments, LLC, in its capacity as sub-adviser to Investor

Investor Information

Entity Name:	Walleye Manager Opportunities LLC

Contact Person:	Cara Bradfield – invops@puravidafunds.com

Telephone:	646-757-2184

Email:	invops@puravidafunds.com;
doris@puravidafunds.com;
Adi@puravidafunds.com

Correspondence Address Only (see registered address below):	c/o Pura Vida Investments, LLC 512 West 22nd Street, 7th Floor New York, NY 10011 USA

Registered Address:	1209 Orange Street
Wilmington, DE 1980
USA

Tax ID #:	***

Name in which Securities should be issued:	Walleye Manager Opportunities LLC

INVESTOR:

Entity: Pura Vida X Fund LP

Signature: /s/ Efrem Kamen
Name: Efrem Kamen
Title: Managing Member of Pura Vida Investments, LLC, in its capacity as investment manager to Investor

Investor Information

Entity Name:	Pura Vida X Fund LP

Contact Person:	Cara Bradfield – invops@puravidafunds.com

Telephone:	646-757-2184

Email:	invops@puravidafunds.com;
doris@puravidafunds.com;
Adi@puravidafunds.com

Correspondence Address Only (see registered address below):	c/o Pura Vida Investments, LLC 512 West 22nd Street, 7th Floor New York, NY 10011 USA

Registered Address:	251 Little Falls Drive
Wilmington, DE 19808
USA

Tax ID #:	***

Name in which Securities should be issued:	Pura Vida X Fund LP

INVESTOR:

Entity: Lockheed Martin Corporation Master Retirement Trust

Signature: /s/ Efrem Kamen
Name: Efrem Kamen
Title: Managing Member of Pura Vida Investments, LLC, in its capacity as investment manager to Investor

Investor Information

Entity Name:	Lockheed Martin Corporation Master Retirement Trust

Contact Person:	Cara Bradfield – invops@puravidafunds.com

Telephone:	646-757-2184

Email:	invops@puravidafunds.com;
doris@puravidafunds.com;
Adi@puravidafunds.com

Correspondence Address Only (see registered address below):	c/o Pura Vida Investments, LLC 512 West 22nd Street, 7th Floor New York, NY 10011 USA

Registered Address:	c/o The Northern Trust Company
333 S. Wabash, WB-42, Chicago, IL 60604
USA

Tax ID #:	***

Name in which Securities should be issued:	Lockheed Martin Corporation Master Retirement Trust

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:

By:	/s/ Harlan Waksal
Harlan Waksal, M.D.

Investor Information

Name:	Harlan Waksal

Contact Person:

Registered Address:	7 North Willow Street, Suite A
Montclair, NJ 07042
Telephone: 917-658-6069
Email: hwaksal@lyratx.com

Notice Particulars:	***
Email: hwaksal@lyratx.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	Harlan Waksal

INVESTOR:

MLPF&S CUSTODIAN FPO TIM FOSTER IRRA FBO TIM FOSTER

Signature: /s/ Tim Foster
Name: Tim Foster
Title: Authorized Signatory

Investor Information

Entity Name:	MLPF&S Custodian FPO
Tim Foster IRRA
FBO Tim Foster

Contact Person:	Timothy Foster

Address:	***

City:	***

State:	***

Zip Code:	***

Telephone:	***

Facsimile:	N/A

Email:	***

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	MLPF&S Custodian FPO Tim Foster IRRA FBO Tim Foster

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:	NORTH BRIDGE VENTURE PARTNERS V-A, L.P.

	By:	North Bridge Venture Management V, L.P.
	Its:	General Partner

	By:	NBVM GP, LLC
	Its:	General Partner

	By:	/s/ Edward T. Anderson
Name: Edward T. Anderson
Title: Manager

Investor Information

Entity Name:	NORTH BRIDGE VENTURE PARTNERS V-A, L.P. By: North Bridge Venture Management V, L.P. Its: General Partner By: NBVM GP, LLC Its: General Partner

Contact Person:	Edward T. Anderson, Manager

Registered Address:	60 William Street, Suite 350 Wellesley, MA 02481

Notice Particulars:	60 William Street, Suite 350 Wellesley, MA 02481 Telephone: 781-290-0004 Email: eta@northbridge.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	NORTH BRIDGE VENTURE PARTNERS V-A, L.P.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:	NORTH BRIDGE VENTURE PARTNERS V-B, L.P. By: North Bridge Venture Management V, L.P. Its: General Partner By: NBVM GP, LLC Its: General Partner

	By:	/s/ Edward T. Anderson
Name: Edward T. Anderson
Title: Manager

Investor Information

Entity Name:	NORTH BRIDGE VENTURE PARTNERS V-B, L.P. By: North Bridge Venture Management V, L.P. Its: General Partner By: NBVM GP, LLC Its: General Partner

Contact Person:	Edward T. Anderson, Manager

Registered Address:	60 William Street, Suite 350 Wellesley, MA 02481

Notice Particulars:	60 William Street, Suite 350 Wellesley, MA 02481 Telephone: 781-290-0004 Email: eta@northbridge.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	NORTH BRIDGE VENTURE PARTNERS V-B, L.P.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:	NORTH BRIDGE VENTURE PARTNERS VI, L.P. By: North Bridge Venture Management VI, L.P. Its: General Partner By: NBVM GP, LLC Its: General Partner

	By:	/s/ Edward T. Anderson
Name: Edward T. Anderson
Title: Manager

Investor Information

Entity Name:	NORTH BRIDGE VENTURE PARTNERS VI, L.P. By: North Bridge Venture Management VI, L.P. Its: General Partner By: NBVM GP, LLC Its: General Partner

Contact Person:	Edward T. Anderson, Manager

Registered Address:	60 William Street, Suite 350 Wellesley, MA 02481

Notice Particulars:	60 William Street, Suite 350 Wellesley, MA 02481 Telephone: 781-290-0004 Email: eta@northbridge.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	NORTH BRIDGE VENTURE PARTNERS VI, L.P.

INVESTOR:

Entity: Perceptive Life Sciences Master Fund, Ltd.

Signature: /s/ James H. Mannix
Name: James H. Mannix
Title: Chief Operating Officer

Investor Information

Entity Name:	Perceptive Life Sciences Master Fund, Ltd.

Contact Person:	James H. Mannix

Address:	51 Astor Place, 10th Floor

City:	New York

State:	NY

Zip Code:	10003

Telephone:	646-205-5300

Facsimile:	646-205-5301

Email:	accounting@perceptivelife.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	Perceptive Life Sciences Master Fund, Ltd.

INVESTOR:

[if signatory is an individual]

Signature:
Name:

[if signatory is an entity]

Entity: INVESTOR COMPANY ITF
ROSALIND MASTER FUND L.P.

Signature: /s/ Steven Salamon
Name: Steven Salamon
Title: President, Rosalind Advisors, Inc. (adviser to Rosalind Master Fund L.P.)

Investor Information

Entity Name:	INVESTOR COMPANY ITF ROSALIND MASTER FUND L.P.

Contact Person:	Steven Salamon

Address:	175 Bloor St East, Suite 1316, North Tower

City:	Toronto

State:	Ontario

Zip Code:	M4W 3R8

Telephone:	(416) 791-0300 X3

Facsimile:	(416) 850-5166

Email:	ops@rosalindcap.com /steven@rosalindcap.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	INVESTOR COMPANY ITF ROSALIND MASTER FUND LP

INVESTOR:

[if signatory is an individual]

Signature:
Name:

[if signatory is an entity]

Entity: CVI Investments, Inc., By: Heights Capital Management, Inc., its authorized agent

Signature: /s/ Martin Kobinger
Name: Martin Kobinger
Title: President

Investor Information

Entity Name:	CVI Investments, Inc.

Contact Person:	Sam Winer

Address:	C/O Heights Capital Management, Inc.
101 California Street, Suite 3250

City:	San Francisco

State:	CA

Zip Code:	94111

Telephone:	(415) 403-6500

Facsimile:

Email:	winer@sig.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	CVI Investments, Inc.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.
INVESTOR:

By:	/s/ Craig A. Wheeler
Craig A. Wheeler

Investor Information

Name:	Craig A. Wheeler

Contact Person:

Registered Address:	***

Notice Particulars:	***
Email: cwheeler@headwatersbiotech.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	Craig A. Wheeler

INVESTOR:

[if signatory is an individual]

Signature:
Name:

[if signatory is an entity]

Entity: SOLEUS CAPITAL MASTER FUND, L.P.
By: Soleus Capital, LLC, as general partner

Signature: /s/ Steven Musumeci
Name: Steven Musumeci
Title: Chief Operating Officer

Investor Information

Entity Name:	SOLEUS CAPITAL MASTER FUND, L.P

Contact Person:	Steven Musumeci

Address:	104 Field Point Road, 2nd Floor

City:	Greenwich

State:	CT

Zip Code:	06830

Telephone:	475-208-3178

Facsimile:	475-223-0865

Email:	Steven@soleuscapital.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	SOLEUS CAPITAL MASTER FUND, L.P.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:

	By:	/s/ Edward T. Anderson
Edward T. Anderson

Investor Information

Name:	Edward T. Anderson

Contact Person:

Registered Address:	***

Notice Particulars:	60 William Str. Suite 350
Wellesley, MA 02481

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	Edward T. Anderson

INVESTOR:

[if signatory is an individual]

Signature:
Name:

[if signatory is an entity]

Entity: Armistice Capital Master Fund Ltd.

Signature: /s/ Steven Boyd
Name: Steven Boyd
Title: CIO of Armistice Capital, LLC, the Investment Manager

Investor Information

Entity Name:	Armistice Capital Master Fund Ltd.

Contact Person:	Scott Miller; Brian Kohn

Address:	c/o Armistice Capital, LLC
510 Madison Avenue, 7th Floor

City:	New York

State:	New York

Zip Code:	10022

Telephone:	(212) 231-4930

Facsimile:

Email:	smiller@armisticecapital.com;
bkohn@armisticecapital.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	Armistice Capital Master Fund Ltd.

INVESTOR:

NANTAHALA CAPITAL PARTNERS SI, LP

By:	Nantahala Capital Management, LLC
Its Investment Manager

By:	/s/ Wilmot Harkey
Name: Wilmot Harkey
Title: Manager

Legal Entity Name and Address:

Nantahala Capital Partners SI, LP 130 Main St. 2nd Floor
New Canaan, CT 06840

Notifications:

Contact: Operations Team

Email (preferred): operations@nantahalapartners.com

Copy to legal address for physical.

Tax ID: ***

INVESTOR:

NCP RFM LP

By:	Nantahala Capital Management, LLC
Its Investment Manager

By:	/s/ Wilmot Harkey
Name: Wilmot Harkey
Title: Manager

Legal Entity Name and Address:

NCP RFM LP 130 Main St. 2nd Floor
New Canaan, CT 06840

Notifications:

Contact: Operations Team

Email (preferred): operations@nantahalapartners.com

Copy to legal address for physical.

Tax ID: ***

INVESTOR:

NCP CB LP

By:	Nantahala Capital Management, LLC
Its Investment Manager

By:	/s/ Wilmot Harkey
Name: Wilmot Harkey
Title: Manager

Legal Entity Name and Address:

NCP CB LP
130 Main St. 2nd Floor
New Canaan, CT 06840

Notifications:

Contact: Operations Team

Email (preferred): operations@nantahalapartners.com

Copy to legal address for physical.

Tax ID: ***

INVESTOR:

Pinehurst Partners, L.P., solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Sub-Advisor

By:	Nantahala Capital Management, LLC
Its Sub-Advisor

By:	/s/ Wilmot Harkey
Name: Wilmot Harkey
Title: Manager

Legal Entity Name and Address:

Pinehurst Partners, L.P.
c/o Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801

Notifications:

Contact: Operations Team

Email (preferred): operations@nantahalapartners.com

Notifications:

Contact: Operations Team(s)

Email (preferred): operations@nantahalapartners.com; fof-ops@corbincapital.com

Copy to legal address above, Sub-Advisor below, and operational address below for physical.

c/o Nantahala Capital Management, LLC
130 Main St. 2nd Floor
New Canaan, CT 06840

With a copy to:

Pinehurst Partners, L.P. 590 Madison Avenue 31st Floor
New York, NY 10022

Tax ID: ***

INVESTOR:

NANTAHALA CAPITAL PARTNERS LIMITED PARTNERSHIP

By:	Nantahala Capital Management, LLC
Its General Partner

By:	/s/ Wilmot Harkey
Name: Wilmot Harkey
Title: Manager

Legal Entity Name and Address:

Nantahala Capital Partners Limited Partnership 130 Main St. 2nd Floor
New Canaan, CT 06840

Notifications:

Contact: Operations Team

Email (preferred): operations@nantahalapartners.com

Copy to legal address for physical.

Tax ID: ***

INVESTOR:

NANTAHALA CAPITAL PARTNERS II LIMITED PARTNERSHIP

By:	Nantahala Capital Management, LLC
Its General Partner

By:	/s/ Wilmot Harkey
Name: Wilmot Harkey
Title: Manager

Legal Entity Name and Address:

Nantahala Capital Partners II Limited Partnership 130 Main St. 2nd Floor
New Canaan, CT 06840

Notifications:

Contact: Operations Team

Email (preferred): operations@nantahalapartners.com

Copy to legal address for physical.

Tax ID: ***

INVESTOR:

Corbin Hedged Equity Fund, L.P., solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Sub-Advisor

By:	Nantahala Capital Management, LLC
Its Sub-Advisor

By:	/s/ Wilmot Harkey
Name: Wilmot Harkey
Title: Manager

Legal Entity Name and Address: Corbin Hedged Equity Fund, L.P. c/o Corporation Trust Center 1209 Orange Street
Wilmington, DE 19801

Notifications:

Contact: Operations Team

Email (preferred): operations@nantahalapartners.com

Notifications:

Contact: Operations Team(s)

Email (preferred): operations@nantahalapartners.com; fof-ops@corbincapital.com

Copy to legal address above, Sub-Advisor below, and operational address below for physical. c/o Nantahala Capital Management, LLC 130 Main St. 2nd Floor
New Canaan, CT 06840

With a copy to:

Corbin Hedged Equity Fund, L.P. 590 Madison Avenue 31st Floor
New York, NY 10022

Tax ID: ***

INVESTOR:

BLACKWELL PARTNERS LLC - SERIES A, solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By:	Nantahala Capital Management, LLC
Its Investment Manager

By:	/s/ Wilmot Harkey
Name: Wilmot Harkey
Title: Manager

Legal Entity Name and Address:

Blackwell Partners LLC – Series A 280 South Mangum Street, Suite 210
Durham, NC 27701

Notifications:

Contact: Operations Team; Jannine Lall

Email (preferred): operations@nantahalapartners.com; jlall@dumac.duke.edu

Copy to legal address above and investment manager below for physical. c/o Nantahala Capital Management, LLC 130 Main St. 2nd Floor
New Canaan, CT 06840

Tax ID: ***

INVESTOR:

[if signatory is an individual]

Signature:
Name:

[if signatory is an entity]

Entity: Samsara BioCapital, L.P.

Signature: /s/ Srinivas Akkaraju
Name: Srinivas Akkaraju, MD, PhD
Title: Managing Member

Investor Information

Entity Name:	Samsara BioCapital, L.P.

Contact Person:	Srinivas Akkaraju

Address:	628 Middlefield Road

City:	Palo Alto

State:	California

Zip Code:	94301

Telephone:	650-285-4270

Facsimile:	N/A

Email:	srini@samsaracap.com;
Christian@samsaracap.com;
rich@samsaracap.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	Samsara BioCapital, L.P.

INVESTOR:

[if signatory is an individual]

Signature:
Name:

[if signatory is an entity]

Entity: Altium Growth Fund, LP

Signature: /s/ Mark Gottlieb
Name: Mark Gottlieb
Title: COO

Investor Information

Entity Name:	Altium Growth Fund, LP

Contact Person:	Mark Gottlieb

Address:	152 W 57th St, 20th Floor

City:	New York

State:	NY

Zip Code:	10019

Telephone:	212-259-8400

Facsimile:

Email:	legal@altiumcap.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	Altium Growth Fund, LP

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:	VENROCK HEALTHCARE CAPITAL PARTNERS EG, L.P.

By: VHCP Management EG, LLC
Its: General Partner

By: /s/ Nimish Shah
Authorized Signatory

Investor Information

Entity Name:	VENROCK HEALTHCARE CAPITAL PARTNERS EG, L.P.
By: VHCP Management EG, LLC, its general partner

Contact Person:	Nimish Shah

Registered Address:	7 Bryant Park, 23rd Floor, New York, NY 10018

Notice Particulars:	nshah@venrockcp.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	VENROCK HEALTHCARE CAPITAL PARTNERS EG, L.P.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:	VENROCK HEALTHCARE CAPITAL PARTNERS III, L.P.

By: VHCP Management III, LLC
Its: General Partner

By: VR Advisor, LLC
Its: Manager

By: /s/ Nimish Shah
Authorized Signatory

Investor Information

Entity Name:	VENROCK HEALTHCARE CAPITAL PARTNERS III, L.P.
By: VHCP Management III, LLC, its general partner
By: VR Advisor, LLC, its manager

Contact Person:	Nimish Shah

Registered Address:	7 Bryant Park, 23rd Floor, New York, NY 10018

Notice Particulars:	nshah@venrockcp.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	VENROCK HEALTHCARE CAPITAL PARTNERS III, L.P.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:	VHCP CO-INVESTMENT HOLDINGS III, LLC

By: VHCP Management III, LLC
Its: Manager

By: VR Advisor, LLC
Its: Manager

By: /s/ Nimish Shah
Authorized Signatory

Investor Information

Entity Name:	VHCP CO-INVESTMENT HOLDINGS III, LLC
By: VHCP Management III, LLC, its general partner
By: VR Advisor, LLC, its manager

Contact Person:	Nimish Shah

Registered Address:	7 Bryant Park, 23rd Floor, New York, NY 10018

Notice Particulars:	nshah@venrockcp.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	VHCP CO-INVESTMENT HOLDINGS III, LLC

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:	VENROCK HEALTHCARE CAPITAL PARTNERS II, L.P.

By: VHCP Management II, LLC
Its: General Partner

By: /s/ Nimish Shah
Authorized Signatory

Investor Information

Entity Name:	VENROCK HEALTHCARE CAPITAL PARTNERS II, L.P.
By: VHCP Management II, LLC, its general partner

Contact Person:	Nimish Shah

Registered Address:	7 Bryant Park, 23rd Floor, New York, NY 10018

Notice Particulars:	nshah@venrockcp.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	VENROCK HEALTHCARE CAPITAL PARTNERS II, L.P.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:	VHCP CO-INVESTMENT HOLDINGS II, LLC

By: VHCP Management II, LLC
Its: Manager

By: /s/ Nimish Shah
Authorized Signatory

Investor Information

Entity Name:	VHCP CO-INVESTMENT HOLDINGS II, LLC
By: VHCP Management II, LLC, its manager

Contact Person:	Nimish Shah

Registered Address:	7 Bryant Park, 23rd Floor, New York, NY 10018

Notice Particulars:	nshah@venrockcp.com

Tax ID # or Social Security #:	***

Name in which Securities should be issued:	VHCP CO-INVESTMENT HOLDINGS II, LLC

EXHIBIT A

Schedule of Share Investors

Share Investor Name and Address	Number of Shares to be Purchased	Aggregate Purchase Price of Shares
Pura Vida Master Fund, Ltd. c/o Walkers Corporate Limited 190 Elgin Avenue George Town, Grand Cayman KY1-9008 Cayman Islands Email: invops@puravidafunds.com; doris@puravidafunds.com; adi@puravidafunds.com	729,621	$3,079,000.62
Highmark Limited, in respect of its Segregated Account Highmark Long/Short Equity 20 Clarendon House 2 Church Street Hamilton HM 11 Bermuda Email: invops@puravidafunds.com; doris@puravidafunds.com; adi@puravidafunds.com	318,483	$1,343,998.26
Walleye Opportunities Master Fund Ltd c/o Walkers Corporate Limited 190 Elgin Avenue George Town, Grand Cayman KY1-9008 Cayman Islands Email: invops@puravidafunds.com; doris@puravidafunds.com; adi@puravidafunds.com	63,389	$267,501.58
Sea Hawk Multi-Strategy Master Fund Ltd c/o Walkers Corporate Limited 190 Elgin Avenue George Town, Grand Cayman KY1-9008 Cayman Islands Email: invops@puravidafunds.com; doris@puravidafunds.com; adi@puravidafunds.com	31,398	$132,499.56
Walleye Manager Opportunities LLC 1209 Orange Street Wilmington, DE 19801 USA Email: invops@puravidafunds.com; doris@puravidafunds.com; adi@puravidafunds.com	41,943	$176,999.46

Pura Vida X Fund LP 251 Little Falls Drive Wilmington, DE 19808 USA Email: invops@puravidafunds.com; doris@puravidafunds.com; adi@puravidafunds.com	423,327	$1,786,439.94
Lockheed Martin Corporation Master Retirement Trust c/o The Northern Trust Company 333 S. Wabash, WB-42 Chicago, IL 60604 USA Email: invops@puravidafunds.com; doris@puravidafunds.com; adi@puravidafunds.com	761,507	$3,213,559.54
Harlan Waksal 7 North Willow Street, Suite A Montclair, NJ 07042 Email: hwaksal@lyratx.com	236,966	$999,996.52
MLPF&S Custodian FPO Tim Foster IRRA FBO Tim Foster ***	118,483	$499,998.26
North Bridge Venture Partners V-A, L.P. 60 William Street, Suite 350 Wellesley, MA 02481 Email: eta@northbridge.com	1,076,851	$4,544,315.44
North Bridge Venture Partners V-B, L.P. 60 William Street, Suite 350 Wellesley, MA 02481 Email: eta@northbridge.com	527,806	$2,227,341.32
North Bridge Venture Partners VI, L.P. 60 William Street, Suite 350 Wellesley, MA 02481 Email: eta@northbridge.com	765,010	$3,228,342.20
Perceptive Life Sciences Master Fund, Ltd. 51 Astor Place, 10th Floor New York, NY 10003 Email: accounting@perceptivelife.com	5,924,170	$24,999,997.40
Investor Company ITF Rosalind Master Fund L.P. 175 Bloor St East, Suite 1316, North Tower Toronto, Ontario M4W 3R8 Email: ops@rosalindcap.com; steven@rosalindcap.com	1,184,834	$4,999,999.48

CVI Investments, Inc. c/o Heights Capital Management, Inc. 101 California Street, Suite 3250 San Francisco, CA 94111 Email: winer@sig.com	236,966	$999,996.52
Craig A. Wheeler Email: cwheeler@headwatersbiotech.com	118,483	$499,998.26
Soleus Capital Master Fund, L.P. 104 Field Point Road, 2nd Floor Greenwich, CT 06830 Email: steven@soleuscapital.com	592,417	$2,499,999.74
Edward T. Anderson Email: eta@northbridge.com	118,483	$499,998.26
Armistice Capital Master Fund Ltd. c/o Armistice Capital, LLC 510 Madison Avenue, 7th Floor New York, NY 10022 Email: smiller@armisticecapital.com; bkohn@armisticecapital.com	355,450	$1,499,999.00
Nantahala Capital Partners SI, LP 130 Main St. 2nd Floor New Canaan, CT 06840 Email: operations@nantahalapartners.com	1,186,041	$5,005,093.02
NCP RFM LP 130 Main St. 2nd Floor New Canaan, CT 06840 Email: operations@nantahalapartners.com	129,108	$544,835.76
NCP CB LP 130 Main St. 2nd Floor New Canaan, CT 06840 Email: operations@nantahalapartners.com	350,558	$1,479,354.76

Pinehurst Partners, L.P., solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Sub-Advisor c/o Corporation Trust Center 1209 Orange Street Wilmington, DE 19801 Email: operations@nantahalapartners.com; fof-ops@corbincapital.com	66,464	$280,478.08
Nantahala Capital Partners Limited Partnership 130 Main St. 2nd Floor New Canaan, CT 06840 Email: operations@nantahalapartners.com	116,430	$491,334.60
Nantahala Capital Partners II Limited Partnership 130 Main St. 2nd Floor New Canaan, CT 06840 Email: operations@nantahalapartners.com	165,008	$696,333.76
Corbin Hedged Equity Fund, L.P., solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Sub-Advisor c/o Corporation Trust Center 1209 Orange Street Wilmington, DE 19801 Email: operations@nantahalapartners.com; fof-ops@corbincapital.com	23,231	$98,034.82
Blackwell Partners LLC—Series A, solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager 280 South Mangum Street, Suite 210 Durham, NC 27701 Email: operations@nantahalapartners.com; jlall@dumac.duke.edu	332,828	$1,404,534.16
Samsara BioCapital, L.P. 628 Middlefield Road Palo Alto, CA 94301 Email: srini@samsaracap.com; Christian@samsaracap.com; rich@samsaracap.com	1,777,251	$7,499,999.22
Altium Growth Fund, LP 152 W 57th St, 20th Floor New York, NY 10019 Email: legal@altiumcap.com	118,483	$499,998.26
Venrock Healthcare Capital Partners EG, L.P. 7 Bryant Park, 23rd Floor New York, NY 10018 Email: nshah@venrockcp.com	361,628	$1,526,070.16

Venrock Healthcare Capital Partners III, L.P. 7 Bryant Park, 23rd Floor New York, NY 10018 Email: nshah@venrockcp.com	321,426	$1,356,417.72
VHCP Co-Investment Holdings III, LLC 7 Bryant Park, 23rd Floor New York, NY 10018 Email: nshah@venrockcp.com	32,161	$135,719.42
Venrock Healthcare Capital Partners II, L.P. 7 Bryant Park, 23rd Floor New York, NY 10018 Email: nshah@venrockcp.com	148,699	$627,509.78
VHCP Co-Investment Holdings II, LLC 7 Bryant Park, 23rd Floor New York, NY 10018 Email: nshah@venrockcp.com	60,256	$254,280.32

Totals:	18,815,159	$79,399,970.98

EXHIBIT B

Schedule of Warrant Investors

Investor Name and Address	Number of Shares Underlying Warrants to be Purchased	Aggregate Purchase Price of Warrants	Aggregate Exercise Price of Warrants	Aggregate Total Purchase Price Plus Exercise Price of Warrants
Venrock Healthcare Capital Partners EG, L.P. 7 Bryant Park, 23rd Floor New York, NY 10018 Email: nshah@venrockcp.com	1,956,500	$8,254,473.50	$1,956.50	$8,256,430.00
Venrock Healthcare Capital Partners III, L.P. 7 Bryant Park, 23rd Floor New York, NY 10018 Email: nshah@venrockcp.com	1,739,000	$7,336,841.00	$1,739.00	$7,338,580.00
VHCP Co-Investment Holdings III, LLC 7 Bryant Park, 23rd Floor New York, NY 10018 Email: nshah@venrockcp.com	174,000	$734,106.00	$174.00	$734,280.00
Venrock Healthcare Capital Partners II, L.P. 7 Bryant Park, 23rd Floor New York, NY 10018 Email: nshah@venrockcp.com	804,500	$3,394,185.50	$804.50	$3,394,990.00
VHCP Co-Investment Holdings II, LLC 7 Bryant Park, 23rd Floor New York, NY 10018 Email: nshah@venrockcp.com	326,000	$1,375,394.00	$326.00	$1,375,720.00

Totals:	5,000,000	$21,095,000.00	$5,000.00	$21,100,000.00

EXHIBIT C

Form of Warrant

EXHIBIT D

Form of Registration Rights Agreement

APPENDIX I

Form of Investor Questionnaire

APPENDIX II

Form of Selling Stockholder Questionnaire